AMERICAN GENERAL LIFE INSURANCE COMPANY
                           A.G. SEPARATE ACCOUNT A
                               ELITEPLUS BONUS
                               ONE MULTI-MANAGER
                          VARIABLE ANNUITY CONTRACTS

                         SUPPLEMENT DATED MARCH 14, 2019
                    TO POLICY PROSPECTUSES, AS SUPPLEMENTED

      The purpose of this supplement is to notify variable annuity Contract ("Contract") owners of the following proposed Reorganizations pursuant to which each of the Acquired Funds is to be merged with and into the corresponding Acquiring Fund indicated below, with the Acquiring Fund as the surviving portfolio (such combinations referred to hereinafter as the "Reorganization"):



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
Acquired Funds                         Acquiring Funds
Oppenheimer Capital Appreciation       Invesco Oppenheimer V.I. Capital
Fund/VA - Non-Service Shares           Appreciation Fund - Series I

Oppenheimer Global Strategic           Invesco Oppenheimer V.I. Global
Income Fund/VA -                       Strategic Income Fund - Series I
Non-Service Shares

Oppenheimer Main Street                Invesco Oppenheimer V.I. Main
Fund/VA - Non-Service Shares           Street Fund - Series I

Oppenheimer Main Street Small          Invesco Oppenheimer V.I. Main Street
Cap Fund/VA - Non-Service Shares       Small Cap Fund - Series I

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

The Acquired Funds are a series of Oppenheimer Variable Account Funds ("Oppenheimer Trust") and the Acquiring Funds are all a series of the Invesco
Variable Insurance Funds.   One or more of the Acquired Funds is offered as
an investment option in the Contracts listed above.

      American General Life Insurance Company received notification that the Board of Trustees of the Oppenheimer Trust approved the Reorganizations. All of the assets and liabilities of the Acquired Funds will be transferred to the corresponding, newly formed fund (Acquiring Fund) as indicated above in exchange for shares of the corresponding Acquiring Fund, of equal value to the value of the shares of the respective Fund as of the close of business on the Closing Date (as defined below), after which each of the Acquired Funds will be liquidated and dissolved under applicable law.

      The Reorganization is subject to approval at a meeting of shareholders to be held on or about April 12, 2019 and is expected to be consummated at the close of business on or about Friday, May 24, 2019 (the "Closing Date").

      The Acquiring Funds will be added as investment options under the Contracts effective on the Closing Date. All Contract account values in the subaccounts supported by the Acquired Funds will be automatically transferred into the corresponding Acquiring Fund subaccount.

      Neither our automatic transfer of the proceeds to the Acquiring Funds on the Closing Date nor your transfer out of the Acquiring Fund within 60 days after the Closing Date (i.e., July 23, 2019), will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

      For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Acquired Fund's investment option. If you have any questions with regard to a Contract listed above, please contact our Annuity Service Center at 1-800-247-6584.